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                                                                     EXHIBIT 1.1

                            PLACEMENT AGENT AGREEMENT


                                _______ __, 2004



[PLACEMENT AGENT]
[ADDRESS]

Dear Sir or Madam:

         The undersigned, Collins Growth & Income Fund, LLC, a Delaware limited liability company (the "Company"), hereby engages _________________ (the "Placement Agent") as the sole and exclusive selling agent of the Company (the "Agreement") in connection with the proposed offering of certain of its securities to the public (the "Offering") as follows:

         1. INTRODUCTORY. The Company engages the Placement Agent as the sole and exclusive selling agent of the Company for the purposes of finding subscribers for a minimum of 2,500 Membership Units on an "all or none" basis and a maximum of 25,000 Membership Units on a "best efforts" basis of the Company. The purchase price for the Membership Units (the "Units") shall be $1,000 per Unit. The minimum initial investment is $5,000 (5 Units). The Placement Agent will commence sale of the Units on the date ("Effective Date") of the registration statement (as defined hereafter) becomes the effective with the Commission (as defined hereafter) until the termination of the Offering pursuant to the terms of this Agreement.

         The Placement Agent is hereby authorized to engage, at the Placement Agent's option, the services of other broker-dealers who are members of the National Association of Securities Dealers, Inc. ("NASD") to assist the Placement Agent in soliciting subscribers and to remit to such broker-dealers the commissions payable to the Placement Agent hereunder as the Placement Agent shall determine.

         The Units are more fully described in the Registration Statement and the Prospectus referred to below. Unless the context otherwise requires, all references to the "Company" shall include Collins Growth & Income Fund, LLC and all presently existing subsidiaries and any entities acquired by the Company on or prior to the date of the acceptance of the Minimum Offering (the "Closing Date").

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Placement Agent as of the date hereof, and as of the Closing Date and any Subsequent Closing Date (as defined hereafter), if any, as follows:

                  (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form SB-2 (SEC File No. 333-113034) including any related preliminary prospectus (each a "Preliminary Prospectus"), for the registration of the offer and sale of the Units under the Securities Act of 1933, as amended (the "Act"), which


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registration statement and any amendment or amendments have been prepared by the
Company in conformity with the requirements of the Act and the rules and regulations of the Commission under the Act. The Registration Statement with respect to the Units, including any Preliminary Prospectus, copies of which have heretofore been delivered to the Placement Agent, has been prepared by the Company in conformity with the requirements of the Act and the rules and regulations thereunder. Following execution of this Agreement, the Company will promptly file (i) if the Registration Statement has been declared effective by the Commission a Prospectus under Rule 424(b) under the Act, in form satisfactory to the Placement Agent, or (ii) in the event the registration statement has not been declared effective, a further amendment to said registration statement in the form heretofore delivered to the Placement Agent and will not, before the registration statement becomes effective, file any other amendment thereto unless the Placement Agent shall have consented thereto after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof is hereinafter called the "Registration Statement" and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

                  (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or Prospectus or any part thereof and no proceedings for a stop order have been instituted or are pending or, to the best knowledge of the Company, threatened. Each of the Preliminary Prospectus, the Registration Statement and the Prospectus at the time of filing thereof conformed in all material respects with the requirements of the Act and the Rules and Regulations, and neither the Preliminary Prospectus, the Registration Statement nor the Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Placement Agent by or on behalf of the Placement Agent expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus.

                  (c) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date and each Subsequent Closing Date and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Placement Agent or any selling agent, the Registration Statement and the Prospectus will contain all material statements which are required to be stated therein in compliance with the Act and the Rules and Regulations, and will in all material respects conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement, nor any amendment thereto, at the time the Registration Statement or such amendment is declared effective under the Act, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and


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the Prospectus at the time the Registration Statement becomes effective, at the
Closing Date and at any Subsequent Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information supplied to the Company in writing by or on behalf of the Placement Agent expressly for use in the Registration Statement or Prospectus or any amendment thereof or supplement thereto.

                  (d) The Company has been duly incorporated and is now, and at the Closing Date and any Subsequent Closing Date will be, validly existing as a limited liability company in good standing under the laws of the State of Delaware. Other than as described in the Registration Statement, the Company does not own, directly or indirectly, an interest in any corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of its properties or the character of its operations require such qualification to do business, except where the failure to so qualify would not have a material adverse effect on the Company. The Company has all requisite corporate power and authority, and has obtained any and all necessary applications, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, local and foreign laws, rules and regulations except where the failure to comply would not have a material adverse effect upon the Company; and the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operation of the Company. The disclosures, if any, in the Registration Statement concerning the effects of federal, state, local, and foreign laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

                  (e) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization" and will have the adjusted capitalization set forth therein on the Closing Date and the Subsequent Closing Date, if any, based upon the assumptions set forth therein. The Company is not a party to or bound by any instrument, agreement or other arrangement providing for the Company to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and as otherwise described in the Prospectus. The Units and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company, or similar


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contractual rights granted by the Company to subscribe for or purchase securities. The Units to be issued and sold by the Company hereunder, and upon payment therefor, are not and will not be subject to any preemptive or other similar rights of any shareholder to subscribe for or purchase securities, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof and thereof, will be validly issued, fully paid and non-assessable and will conform to the descriptions thereof contained in the Prospectus, and the holders thereof will not be subject to any liability solely as such holders. All corporate action required to be taken for the authorization, issuance and sale of the Units have been duly and validly taken; and the certificates, if any, representing the Units will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Units to be sold in the Offering, the purchasers thereof will acquire good and marketable title to such Units free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

                  (f) The financial statements of the Company, together with the related notes and schedules thereto, included in the Registration Statement, the Preliminary Prospectus and the Prospectus fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. Other than as described in the Prospectus, there has been no material adverse change or development involving a prospective change in the condition, financial or otherwise, or in the earnings, business affairs, position, prospects, value, operation, properties, business, or results of operation of the Company, whether or not arising in the ordinary course of business, since the dates of the financial statements included in the Registration Statement and the Prospectus and the outstanding debt, the property, both tangible and intangible, and the business of the Company, conform in all material respects to the descriptions thereof contained in the Registration Statement and in the Prospectus.

                  (g) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (h) Helin, Donovan, Trubee & Wilkinson, LLP, whose reports are filed with the Commission as a part of the Registration Statement, is an independent certified public accountant as required by the Act and the Rules and Regulations.

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                  (i) The Company (i) has paid all federal, state, local, and foreign taxes for which it is liable, including, but not limited to, payroll withholding taxes and taxes payable under Chapters 21 through 24 of the Internal Revenue Code of 1986 (the "Code"), (ii) has furnished all tax and information returns it is required to furnish pursuant to the Code, and has established adequate reserves for such taxes which are not due and payable, and (iii) does not have knowledge of any tax deficiency or claims outstanding, proposed or assessed against it.

                  (j) There is no action, suit, proceeding, inquiry, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or, to the knowledge of the Company, threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company which: (i) questions the validity of the capital stock of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement; (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects); or (iii) might materially affect the condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of the Company.

                  (k) The Company has full legal right, power and authority to enter into this Agreement and to consummate the transactions provided herein; and this Agreement has been duly authorized, executed and delivered by the Company. The Agreement constitutes a legally valid and binding agreement of the Company, subject to due authorization, execution and delivery by the Placement Agent, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors, rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law). Neither the Company's execution or delivery of this Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, nor the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any material lien, charge, claim, encumbrance, pledge, security interest defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of: (i) the Certificate of Incorporation or Operating Agreement of the Company; (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, shareholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of its properties or assets (tangible or intangible) is or may be subject; or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties.



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                  (l) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Units pursuant to the Prospectus and the Registration Statement, the performance of this Agreement and the transactions contemplated hereby, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Units.

                  (m) All executed agreements or copies of executed agreements (whether electronically scanned or otherwise) filed as exhibits to the Registration Statement to which the Company is a party or by which the Company may be bound or to which any of its assets, properties or businesses may be subject have been duly and validly authorized, executed and delivered by the Company, and constitute legally valid and binding agreements of the Company, enforceable against it in accordance with their respective terms, except to the extent there is no material adverse effect upon the Company. The descriptions contained in the Registration statement of material contracts and other documents are accurate in all material respects and fairly present the information required to be shown with respect thereto by the Rules and Regulations and there are no material contracts, government grants, collaborative relationships, or other documents which are required by the Act or the Rules and Regulations to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

                  (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not:
(i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money in any material amount; (ii) entered into any transaction other than in the ordinary course of business; (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock; or (iv) made any changes in capital stock, material changes in debt (long or short term) or liabilities other than in the ordinary course of business; or
(v) made any material changes in or affecting the general affairs, management, financial operations, shareholders equity or results of operations of the Company.

                  (o) The Company is not aware of any violation in any material respect of any domestic or foreign laws, ordinances or governmental rules or regulations to which it is subject.

                  (p) The Company has not incurred any liability and there are no arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Units or any other arrangements, agreements, understandings, payments or issuances with respect to the Company or any of its officers, directors, employees or affiliates that may adversely affect the Placement Agent's compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").

                  (q) Except as set forth in the Prospectus under "Certain Transactions", there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director, or
                                       6
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principal shareholder of the Company, or any affiliate or associate of any such person or entity.

                  (r) Any certificate signed by any officer of the Company and delivered to the Placement Agent or to the Placement Agent's counsel shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

                  (s) No securities of the Company have been sold by the Company since inception, except as disclosed in Part II of the Registration Statement.

                  (t) The minute books of the Company have been made available to Placement Agent's Counsel and contain a complete summary of all meetings and actions of the Board of Directors and Shareholders of the Company since its date of formation. All persons who are owners of 5% or more of the Common Stock of the Company as set forth in the section of the Prospectus entitled "Principal Shareholders" are properly included therein and all transactions between "promoters" of the Company and the Company have been properly described in accordance with SEC Rules and Regulations.

                  (u) Except as disclosed in writing to the Placement Agent, no officer, or director or shareholder of the Company has any affiliation or association with any member of the NASD.

                  (v) The Company has entered into an escrow agreement (the "Escrow Agreement") with American Bank of Commerce, a state banking association (the "Escrow Agent"), in the form included as an exhibit to the Registration Statement, which provides for the establishment of an escrow account (the "Escrow Account"). During the period commencing with the Effective Date and ending on the Termination Date, the Company will deposit subscribers' funds in the Escrow Account as described in Section 4 below.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLACEMENT AGENT. You represent, warrant, covenant and agree with the Company as follows:

                  (a) Placement Agent is registered as a broker-dealer with the Commission and is a member of the NASD, and is in good standing with the Commission and the NASD.

                  (b) Placement Agent and each of its employees and representatives who shall perform any of the services required hereunder to be performed by Placement Agent shall be duly authorized and shall have all licenses, approvals and permits necessary, to perform such services contemplated by this Agreement, and Placement Agent is a registered selling Placement Agent in the jurisdictions in which the Shares are to be offered for sale by Placement Agent and will remain registered in such jurisdictions in which the Company is relying on such registration for the sale of the Shares by the Placement Agent.

                  (c) There is not now pending nor, to Placement Agent's knowledge, threatened against Placement Agent any action or proceeding before the Commission, the NASD, any state securities commission or any state or federal court concerning Placement Agent's activities as a broker-dealer.



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                  (d) With respect to your participation in the offer and sale of the Units in the offering, the Placement Agent agrees to comply and shall comply with any applicable requirements of the Act, the Securities Exchange Act of 1934, as amended, and the published rules and regulations of the Commission thereunder, and the applicable state securities or blue sky laws, and the Rules of the NASD, specifically including, but not in any way limited to, Rules 2440, 2730, 2740, and 2750 therein. In particular, the Placement Agent agrees to handle any funds received for the purchase of Units in accordance with Rule 15c2-4 promulgated under the Securities Exchange Act of 1934, as amended. In addition, the Placement Agent shall, in accordance with applicable law or as prescribed by any state securities administrator, provide to any prospective investor copies of any prescribed document that is part of the Registration Statement.

                  (e) In offering the Units for sale, the Placement Agent shall not give or provide any information or make any representation other than those contained in the Prospectus, the sales literature or any other document provided to you for such purpose by the Company.

                  (f) The Placement Agent shall solicit purchases of the Units only in the jurisdictions in which the Placement Agent is legally qualified to so act and in which the Company has advised it that such solicitations can be made.

                  (g) The Placement Agent will submit subscriptions to the Company only on the form that is included as an attachment to the Prospectus. The Placement Agent understands and acknowledges that the Subscription Agreement must be executed and initialed by the subscriber as described in the instructions that accompany the Subscription Agreement.

                  (h) In offering the Units to any person, the Placement Agent shall have reasonable grounds to believe (based on information, including without limitation, the investment objectives, other investments, financial situation and needs of the person or any other information known by the Placement Agent after due inquiry) that:

                           (i) such person has the capability of understanding
the fundamental aspects of the Company; and

                           (ii) such person has apparent understanding of: (A)
the fundamental risks and possible financial hazards of this type of investment;
(B) the lack of liquidity of this investment; and (C) the tax consequences of the investment.

                           The Placement Agent acknowledges that suitability
standards are higher in certain states. The Placement Agent shall maintain, for at least four years, a record of the information obtained to determine that an investor meets the suitability standards imposed on the offer and sale of the Units (both at the time of the initial subscription and at the time of any additional subscriptions) and a representation of the investor that the investor is investing for the investor's own account or, in lieu of such representation, information indicating that the investor for whose account the investment was made met the suitability standards.

                  (i) Prior to offering the Units for sale, the Placement Agent shall have conducted an inquiry such that it has reasonable grounds to believe, based on information made available to it by the Company through the Prospectus or other materials, that all material facts are adequately and accurately


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disclosed and provide a basis for evaluating the purchase of the Units. In determining the adequacy of disclosed facts pursuant to the foregoing, the Placement Agent may obtain, upon request, additional information on material facts.

                  Prior to the sale of the Units, the Placement Agent shall inform the prospective purchaser of all pertinent facts relating to the liquidity and marketability of the Units during the term of the investment.

         4. OFFERING.

                  (a) The Placement Agent is to make an all or none, best efforts public offering of the Units as soon or after the Effective Date of the Registration Statement as the Placement Agent deems advisable so to do. The Units are to be initially offered to the public at the initial public offering price as provided for in the Prospectus (such price is hereinafter called the "public offering price"). The Offering will continue until the earliest of (a) __________ years from the date of the Prospectus, (b) all of the Units have been sold, or (c) such date as the Company and the Placement Agent shall agree (the "Termination Date").

                  (b) Each person desiring to purchase Units through the Placement Agent will be required to complete and execute the Subscription Agreement and to deliver such document to the Placement Agent, together with a check payable to the order of "American Bank of Commerce--Collins Growth & Income Fund Escrow" in the amount of $1,000.00 per Unit. The Placement Agent shall forward any such Subscription Agreement and check to the Escrow Agent as soon as practicable, but in any event by the end of the second business day following receipt by the Placement Agent of the Subscription Agreement and check. The Company will have representatives available to review the Subscription Agreement in order to determine whether it wishes to accept the proposed purchaser as a Member, it being understood that the Company reserves the unconditional right to reject the tender of any Subscription Agreement and check. The Company will promptly notify the Placement Agent of any rejection, and the Placement Agent shall send the check and the Subscription Agreement to the Escrow Agent with directions to promptly return both the Subscription Agreement and check to the rejected subscriber.

                  (c) Placement Agent Compensation.

                           (i) The Company agrees to pay the Placement Agent a
selling commission of 9.375% of the sales price for each Unit sold from the 25,000,000 Units offered on a "best efforts" basis, as set forth in the Prospectus under the caption "Plan of Distribution" Notwithstanding the foregoing, it is understood and agreed that no commission shall be payable with respect to particular Units if the Company rejects a proposed subscriber's Subscription Agreement, which it may do for any reason or for no reason, as set forth in the form of Subscription Agreement or if the Company fails to sell at least 2,500 Units within __________ of the Effective Date of the Prospectus. In addition, no selling commission shall be payable in connection with the sale of Units to employees and associates of the Company and its Affiliates, or the Placement Agents.

                           (ii) Following the selling commissions paid on the
Closing Date, all subsequent selling commissions payable to the Placement Agent will be paid on a monthly basis (the "Subsequent Closing Dates"), substantially concurrently with the acceptance of a subscriber by the Company and confirmation by the Escrow Agent that it holds cleared funds of the subscriber, in an amount equal to the selling commissions payable with respect to such Units; provided however, the Company reserves the right, at its sole discretion, to change the frequency of the payment of such commissions to a monthly basis; provided further that in no event will selling commissions be paid or payable prior to sale by the Company of not less than 2,500 Units ($2,500,000) and release of funds with respect thereto from escrow.

         5. COVENANTS. The Company covenants and agrees with the Placement Agent as follows:

                  (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Exchange Act: (i) before termination of the offering of the Units by the Placement Agent which the Placement Agent shall not previously have been advised and furnished with a copy; or (ii) to which the Placement Agent shall have objected; or (iii) which is not in compliance with the Act, the Exchange Act or the Rules and Regulations.

                  (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Placement Agent and confirm by notice in writing: (i) when the Registration Statement, as amended, becomes effective, and when any post-effective amendment to the Registration Statement becomes effective; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution or proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Units for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission or regulatory authority shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

                  (c) The Company shall file the Prospectus (in form and substance satisfactory to the Placement Agent) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Placement Agent pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement and (ii) the fifth business day after the effective date of the Registration Statement.

                  (d) The Company will give the Placement Agent notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Placement Agent in connection with the Offering of the Units, which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), will furnish the Placement Agent with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Placement Agent or ________________________ ("Placement Agent's Counsel"), shall reasonably object.

                  (e) The Company shall cooperate in good faith with the Placement Agent, and Placement Agent's Counsel, at or prior to the time the Registration Statement becomes effective, in endeavoring to qualify the Units for offering and sale under the securities laws of such jurisdictions as the Placement Agent may reasonably designate, and shall cooperate with the Placement Agent and Placement Agent's Counsel in the making of such applications, and filing such documents and shall furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Placement Agent agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

                  (f) During the time when the Prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Units in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when the Prospectus relating to the Units is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Placement Agent's Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Placement Agent promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be reasonably satisfactory to Placement Agent's Counsel, and the Company will furnish to the Placement Agent a reasonable number of copies of such amendment or supplement.

                  (g) During a period of five (5) years after the date hereof and provided that the Company is required to file reports with the Commission under Section 12 of the Exchange Act, the Company will furnish to its shareholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants), and will deliver to the Placement Agent:

                           (i) as soon as they are available copies of all
reports (financial or other) mailed to shareholders;

                           (ii) as soon as they are available copies of all
reports and financial statements furnished to or filed with the Commission or any securities exchange;

                           (iii) every press release and every material news
item or article of interest to the financial community in respect of the Company and any future subsidiaries or their affairs which was released or prepared by the Company;

                           (iv) any additional information of a public nature
concerning the Company and any future subsidiaries or their respective businesses which the Placement Agent may reasonably request.

                  (h) The Company will furnish to the Placement Agent or pursuant to the Placement Agent, direction, without charge, at such place as the Placement Agent may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (one of which copies will be manually executed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Placement Agent may reasonably request.

                  (i) The Company shall apply the net proceeds from the sale of the Units in the manner, and subject to the provisions, set forth under the caption "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used directly or indirectly to acquire any securities previously issued by the Company.

                  (j) The Company shall timely file all such reports, forms or other documents as may be required from time to time, under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

         6. PAYMENT OF EXPENSES. The Company hereby agrees to pay on each of Closing Date and the Subsequent Closing Date (to the extent not paid at the Closing Date) all its expenses and fees (other than fees of Placement Agent's, counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company under this Agreement, including, without limitation:

                  (i) the fees and expenses of accountants and counsel for the Company;

                  (ii) all costs and expenses incurred in connection with the preparation, duplication, mailing, printing and filing of the Registration Statement and the Prospectus and any amendments and supplements thereto and the printing, mailing and delivery of this Agreement, any Selling Group Agreement, Escrow Agreement, and related documents, including the cost of all copies thereof and of the Preliminary Prospectus and of the Prospectus and any amendments thereof or supplements thereto supplied to the Placement Agent in quantities as hereinabove stated;

                  (iii) the printing, engraving, issuance and delivery of the Units including any transfer or other taxes payable thereon;

                  (iv) disbursements and fees in connection with the qualification of the Units under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum," the "Supplemental Blue Sky Memorandum" and "Legal Investments Survey," if any;

                  (v) advertising costs and expenses, including but not limited to costs and expenses in connection with information meeting, one tombstone advertisement, at least two bound volumes of the offering documents for the Placement Agent and its counsel and prospectus memorabilia;

                  (vi) fees and expenses of the transfer agent; and

                  (vii) the fees payable to the NASD.

                  All fees and expenses payable to the Placement Agent hereunder shall be payable at the Closing Date or Subsequent Closing Date, as applicable; provided, however, the Company shall pay such fees and costs in advance of the Closing Date if requested by the Placement Agent. The Placement Agent shall be responsible for all of its own costs of counsel.

         7. CONDITIONS OF THE PLACEMENT AGENT'S OBLIGATIONS. The obligations of the Placement Agent hereunder shall be subject to the continuing accuracy in all material respects of the representations and warranties of the Company herein as of the Closing Date and each Subsequent Closing Date, if any, as if they had been made on and as of the Closing Date or each Subsequent Closing Date, as the case may be; the accuracy on and as of the Closing Date or Subsequent Closing Date, if any, of the statements of officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date and each Subsequent Closing Date, if any, of each of its material covenants and obligations hereunder and to the following further conditions:

                  (a) The Registration Statement shall have be declared effective by the Commission not later than 5:30 P.M., Florida time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Placement Agent, and, at Closing Date and each Subsequent Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated to the knowledge of the Company by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Placement Agent's Counsel.

                  (b) The Placement Agent shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Placement Agent's opinion, and the opinion of its counsel is material or omits to state a fact which, in the Placement Agent's opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Placement Agent's reasonable opinion, or the opinion of its counsel is material, or omits to state a fact which, in the Placement Agent's reasonable opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) The Company's registration statement pursuant to the Exchange Act on Form 8-A has been declared effective by the Commission.

                  (d) At the Closing Date and the Subsequent Closing Date, the Placement Agent shall have received the favorable opinion of Adorno & Yoss, P.A., counsel to the Company, dated the Closing Date, or Subsequent Closing Date, as the case may be, addressed to the Placement Agent and in form and substance satisfactory to Placement Agent's Counsel, to the effect that:

                           (i) The Company: (A) has been duly incorporated and
is validly existing as a limited liability company in good standing under the laws of the State of Delaware with full corporate power and authority to own and operate its properties and to carry on its business as set forth in the Registration Statement and Prospectus; (B) the Company is duly licensed or qualified as a foreign corporation in all jurisdictions in which by reason of maintaining an office in such jurisdiction or by owning or leasing real property in such jurisdiction it is required to be so licensed or qualified except where failure to be so qualified or licensed would have no material adverse effect upon the Company; and (C) to the best of counsel's knowledge, the Company has not received any notice of proceedings relating to the revocation or modification of any such license or qualification which revocation or modification would have a material adverse effect upon the Company;

                           (ii) The Registration Statement, each Preliminary
Prospectus that has been circulated and the Prospectus and any post-effective amendments or supplements thereto (other than the exhibits, financial statements, schedules and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and Regulations and the conditions for use of a registration statement on Form SB-2 have been satisfied by the Company;

                           (iii) To such counsel's knowledge, except as
described in the Prospectus, the Company does not own an interest of a character required to be disclosed in the Registration Statement in any corporation, partnership, joint venture, trust or other business entity;

                           (iv) The Company has a duly authorized, issued and
outstanding capitalization as set forth in the Prospectus as of the date indicated therein, under the caption "Capitalization". The Units conform, or upon issuance will conform, in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and, to the best knowledge of counsel, all shares of capital stock are fully paid and non-assessable; the holders thereof are not, except by reason of their own conduct or acts, subject to personal liability by reason of being such holders, and none of such securities were issued in violation of the preemptive rights of any holder of any security of the Company. The Units to be sold by the Company hereunder have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and conform or upon issuance will conform to the description thereof contained in the Prospectus; are not subject to any preemptive or other similar rights of any shareholder of the Company; that, to such counsel's knowledge, the holders of the Units shall not be personally liable for the payment of the Company's debts solely by reason of being such holders except as they may be liable by reason of their own conduct or acts; and that the certificates representing the Units are in due and proper legal form. Upon delivery of the Units to the Placement Agent against payment therefor as provided for in this Agreement, the purchasers will acquire good title to the Units, free and clear of all liens, encumbrances, equities, security interests and claims;

                           (v) Each of the Registration Statement and the Form
8-A has been declared effective under the Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and to the best of such counsel's knowledge, no proceedings for that purpose have been instituted or are pending or threatened or contemplated under the Act;

                           (vi) To such counsel's knowledge, (A) there are no
material contracts or other documents required to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement and the Prospectus and filed as exhibits thereto, and (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto regarding such material contracts or other documents to which the Company is a party or by which it is bound, are accurate in all material respects and fairly represent the information required to be shown by Form SB-2 and the Rules and Regulations;

                           (vii) This Agreement has been duly and validly
authorized, executed and delivered by the Company, and assuming that each is a valid and binding agreement of the Placement Agent, as the case may be, constitutes a legally valid and binding agreement of the Company, enforceable as against the Company in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law or pursuant to public policy);

                           (viii) Neither the execution or delivery by the
Company of this Agreement nor its performance hereunder or thereunder, nor its consummation of the transactions contemplated herein or therein, nor the issuance of the Units pursuant to this Agreement, conflicts with or will conflict with or results or will result in any material breach or violation of any of the terms or provisions of, or constitutes or will constitute a material default under, or result in the creation imposition of any material lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company except to the extent such event will not have a material adverse effect upon the Company pursuant to the terms of, (A) the Certificate of Incorporation or Operating Agreement of the Company, (B) to the knowledge of such counsel, any indenture, mortgage, deed of trust, voting trust agreement, shareholders agreement, note, loan or credit agreement or any other agreement or instrument that is material to the Company to which the Company is a party or by which it is bound or to which its properties or assets (tangible or intangible) are subject, or any indebtedness, or (C) to the best knowledge of such counsel, and except to the extent it would not have a material adverse effect on the Company, any statute, judgment, decree, order, rule or regulation applicable to the Company or any arbitrator, court, regulatory body or administrative agency or other governmental agency or body, having jurisdiction over the Company or any of its respective activities or properties;

                           (ix) No consent, approval, authorization or order,
and no filing with, any court, regulatory body, government agency or other body (other than such as may be required under state securities laws, as to which no opinion need be rendered) is required in connection with the issuance by the Company of the Units pursuant to the Prospectus and the Registration Statement, the performance of this Agreement and the Units by the Company, and the taking of any action by the Company contemplated hereby or thereby, which has not been obtained; and

                           (x) Except as described in the Prospectus, to the
knowledge of such counsel, the Company is not in breach of, or in default under, any material term or provision of any indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, shareholders, agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets (tangible or intangible) of the Company is subject or affected; and, to the best knowledge of counsel, the Company is not in violation of any material term or provision of its Certificate of Incorporation or Operating Agreement or in violation of any material franchise, license, permit, judgment, decree, order, statute, rule or regulation material to the Company business.

                  (e) At each Subsequent Closing Date, if any, the Placement Agent shall have received the favorable opinion of counsel to the Company, each dated the Subsequent Closing Date, addressed to the Placement Agent and in form and substance satisfactory to Placement Agent's Counsel confirming as of the Subsequent Closing Date the statements made by such firm, in their opinion, delivered on the Closing Date.

                  (f) On or prior to each of the Closing Date and the Subsequent Closing Date, Placement Agent's Counsel shall have been furnished such documents, certificates and other legal opinions (including, without limitation, legal opinions related to patent or trademark matters) as they may reasonably require and request for the purpose of enabling them to review or pass upon the matters referred to in subsection (d) of this Section 7, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

                  (g) Prior to the Closing Date and each Subsequent Closing Date, if any: (i) there shall have been no material adverse change nor development involving a prospective change in the condition, financial or otherwise, prospects or the business activities of the Company, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company, from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is materially adverse to the Company; (iii) the Company shall not be in material default under any provision of any instrument relating to any outstanding indebtedness for money borrowed, except as described in the Prospectus; (iv) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (v) no action, suit or proceeding, at law or in equity, shall have been pending or to its knowledge threatened against the Company, or affecting any of its properties or businesses before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement and Prospectus; and (vi) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

                  (h) At the Closing Date and each Subsequent Closing Date, if any, the Placement Agent shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Subsequent Closing Date, as the case may be, to the effect that:

                           (i) The representations and warranties of the Company
in this Agreement are, in all material respects, true and correct, as if made on and as of the Closing Date or the Subsequent Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Subsequent Closing Date, as the case may be;

                           (ii) No stop order suspending the effectiveness of
the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge, are contemplated or threatened under the Act;

                           (iii) The Registration Statement an the Prospectus
and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and neither the

Preliminary Prospectus nor any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading except to the extent any such material fact may be corrected in the Final Prospectus;

                           (iv) Subsequent to the respective dates as of which
information is given in the Registration Statement and the Prospectus and except as otherwise contemplated therein: (A) the Company has not incurred up to and including the Closing Date or the Subsequent Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (B) the Company has not paid or declared any dividends or other distributions on its capital stock; (C) the Company has not entered into any material transactions not in the ordinary course of business;
(D) there has not been any change in the capital stock or any increase in long-term debt or any increase in the short-term borrowings (other than any increase in the short-term borrowings in the ordinary course of business) of the Company; (E) the Company has not sustained any material loss or damage to its property or assets, whether or not insured; (F) there is no litigation which is pending or, to the Company's knowledge, threatened against the Company which is required to be set forth in an amended or supplemented Prospectus which has not been set forth.

                  References to the Registration Statement and the Prospectus in this subsection (h) are to such documents as amended and supplemented at the date of such certificate.

                  (i) By the Closing Date, the Placement Agent shall have received clearance from NASD as to the amount of compensation allowable or payable to the Placement Agent, as described in the Registration Statement.

                  (j) At the time this Agreement is executed, the Placement Agent shall have received a letter, dated such date, addressed to the Placement Agent in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause
(iii) below) to the Placement Agent from Helin, Donovan, Trubee & Wilkinson,
LLP.

                           (i) confirming that they are independent public
accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

                           (ii) stating that it is their opinion that the
combined financial statements and supporting schedules of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Placement Agent may rely upon the opinion of Helin, Donovan, Trubee & Wilkinson, LLP, with respect to the financial statements and supporting schedules included in the Registration Statement;

                           (iii) stating that, on the basis of a limited review
which included a reading of the latest available unaudited interim combined financial statements of the Company (with an indication of the date of the latest available unaudited interim combined financial statements), a reading of the latest available minutes of the shareholders and board of directors and the various committees of the boards of directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that would lead them to believe that (A) the unaudited combined financial statements and supporting schedules of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited combined financial statements of the Company included in the Registration Statement, or (B) at a specified date not more than five (5) days prior to the Effective Date of the Registration Statement, there has been any change in the capital stock or long-term debt of the Company, or any decrease in the shareholders' equity or net current assets or net assets of the Company as compared with amounts shown in the financial statements included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (C) during the period from __________ _________________, to a specified date not more than five (5) days prior to the Effective Date of the Registration Statement, there was any decrease in net revenues, net earnings or increase in net earnings per common share of the Company, in each case as compared with the corresponding period beginning ______ _______________ other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease; and

                           (iv) statements as to such other matters incident to
the transaction contemplated hereby as the Placement Agent may reasonably request.

                  (k) On each of Closing Date and Subsequent Closing Date, if any, there shall have been duly tendered to the Placement Agent for its accounts the appropriate number of Units against payment therefore.

                  (l) No order suspending the sale of the Units in any jurisdiction designated by the Placement Agent pursuant to subsection (e) of
Section 5 hereof shall have been issued on either the Closing Date or the Subsequent Closing Date, if any, and no proceedings for that purpose shall have been instituted or to its knowledge or that of the Company shall be contemplated.

                  If any condition to the Placement Agent's obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Subsequent Closing Date, as the case may be, is not so fulfilled, the Placement Agent may terminate this Agreement or, if the Placement Agent so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

         8. INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless the Placement Agent, including specifically each person who controls the Placement Agent ("controlling person") within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, against any and all losses, claims, damages, reasonable expenses or liabilities, joint or several (and actions in respect thereof), whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Placement Agent or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained
(i) in any Preliminary Prospectus (except that the indemnification contained in this paragraph with respect to any preliminary prospectus shall not inure to the benefit of the Placement Agent or to the benefit of any person controlling the Placement Agent on account of any loss, claim, damage, liability or expense arising from the sale of the Units by the Placement Agent to any person if a copy of the Prospectus, as amended or supplemented, shall not have been delivered or sent to such person within the time required by the Act, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, as amended and supplemented, and such correction would have eliminated the loss, claim, damage, liability or expense), the Registration Statement or the Prospectus (as from time to time amended and supplemented);
(ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included Units of the Company issued; or
(iii) in any application or other document or written communication (in this Section 8 collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Units under the securities laws thereof or filed with the Commission, any state securities commission or agency, NASD Regulations; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless in any case above such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to the Placement Agent by or on behalf of such Placement Agent, through its Counsel, directly or through the Placement Agent, expressly for use in an Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, in any post-effective amendment, new registration statement or prospectus or in any application, as the case may be.

                  The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company may have at common law or otherwise.

                  (b) The Placement Agent, severally but not jointly, hereby indemnifies and holds harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, its agents and each other person, if any, who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to the Placement Agent but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto in any post-effective amendment, new registration statement or prospectus, or in any application made in reliance upon, and in conformity with, written information furnished to the Company with respect to the Placement Agent by such Placement Agent expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any post-effective amendment, new registration statement or prospectus, or in any such application, directly related to the transactions effected by the Placement Agent in connection with this offering; provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto, in any post-effective amendment, new registration statement or prospectus or in any such application, provided, further, that the liability of the Placement Agent to the Company shall be limited to the product of the Placement Agent's commission for the Units multiplied by the number of Units sold by the Placement Agent hereunder. The Company acknowledges that the statements with respect to the public offering of the Units set forth under the heading "Plan of Distribution" have been furnished by the Placement Agent expressly for use therein, and any information furnished by or on behalf of the Placement Agent filed in any jurisdiction in order to qualify the Units under State Securities laws or filed with the Commission or the NASD constitute the only information furnished in writing by or on behalf of the Placement Agent for inclusion in the Prospectus, and the Placement Agent hereby confirms that such statements and information are true and correct in all material respects on the date hereof and do not omit a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall be so on each Closing Date and Subsequent Closing Date.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 8, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, the indemnifying party may assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnifying party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 8 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided however, that such consent was not unreasonably withheld.

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

                  (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 8, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 8 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Units or (B) if the allocation provided, by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company is the contributing party and the Placement Agent is the indemnified party the relative benefits received by the Company on the one hand, and the Placement Agent, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units (before deducting expenses) bear to the total commissions received by the Placement Agent hereunder, in each case as set forth in the table on the Cover Page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subdivision (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Placement Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (d), or to the extent that such party or parties were not adversely affected by such omission. he contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

         9. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and the Subsequent Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the indemnity agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any controlling person, and shall survive termination of this Agreement or the issuance and delivery of the Units to the Placement Agent.

         10. EFFECTIVE DATE. This Agreement shall become effective ____________, 2004, at _____ a.m., Florida time, on the next full business day following the date hereof, or at such earlier time which shall be concurrent with the Registration Statement becoming effective as the Placement Agent, in its discretion, shall release the Units for the sale to the public, provided, however that the provisions of Sections 6, 8 and 11 of this Agreement shall at all times be effective.

         11. TERMINATION.

                  (a) The Placement Agent shall have the right to terminate this
Agreement: (i) if any calamitous domestic or international event or act or occurrence has materially disrupted, or in the Placement Agent's opinion will in the immediate future materially disrupt general securities markets in the United States; or (ii) if the United States shall have become involved in a war or major hostilities; or (iii) if a banking moratorium has been declared by a Florida State or federal authority; or (iv) if a moratorium in foreign exchange trading has been declared; or if the Company shall have sustained a material loss, whether or not insured, by reason of fire, flood, accident or other calamity; or (v) if there shall have been such material adverse change in the conditions or prospects of the Company, involving a change not contemplated by the Registration Statement, or (vi) if there shall have been such material adverse general market conditions as in the Placement Agent's reasonable judgment would make it inadvisable to proceed with the Offering, sale or delivery of the Units.

                  (b) Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 10 and 11 hereof), and whether or not this Agreement is otherwise carried out, the provisions of
Section 6(b) shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

         12. DEFAULT BY THE COMPANY. If the Company shall fail at the Closing Date or any Subsequent Closing Date, as applicable, to sell and deliver the number of Units which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Subsequent Units to be purchased on an Subsequent Closing Date, the Placement

Agent may, at the Placement Agent's option, by notice from the Placement Agent to the Company, terminate the Placement Agent's obligations under this Agreement. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

         13. NOTICES. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Placement Agent shall be directed to the Placement Agent at [PLACEMENT AGENT], Attention: _______________, with a copy to [PLACEMENT AGENT COUNSEL], Attention: _____________, Esq. Notices to the Company shall be directed to the Company at 2101 West Ben White Boulevard, Suite 103, Austin, Texas 78704, Attention: Gary Wood, with a copy to Adorno & Yoss, P.A., 350 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301,
Attention: Brian A. Pearlman, Esq.

         14. PARTIES. This Agreement shall inure solely to the benefit of and shall be binding upon, the Placement Agent, the Company and the controlling persons, directors and officers referred to in Section 8 hereof, and their respective successors, legal representatives and assigns, and their respective heirs and legal representatives and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Units from the Placement Agent shall be deemed to be a successor by reason merely of such purchase.

         15. GOVERNING LAW/CONSTRUCTION/JURISDICTION.

                  (a) This Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws.

                  (b) The Company (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in _____________________, County of _______, or in the United States District Court for the ________ District of _______, (b) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the _____________ _____, County of _______ and the United States District Court for the ________ District of _______ in any such suit, action or procedure. Each of the Company and the Placement Agent further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the _____________ Court, and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding. In the event of litigation between the parties arising hereunder, the prevailing party shall be entitled to costs and reasonable attorney's fees.

         16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

         17. WAIVER. The waiver by either party of the breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach.

         18. ASSIGNMENT. Except as otherwise provided within this Agreement, neither party hereto may transfer or assign this Agreement without prior written consent of the other party.

         19. TITLES AND CAPTIONS. All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

         20. PRONOUNS AND PLURALS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

         21. ENTIRE AGREEMENT. This Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

         If the foregoing correctly sets forth our understanding, please so indicate in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement among us.

                                            Very truly yours,

                                            COLLINS GROWTH & INCOME FUND, LLC


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

Confirmed and accepted as of
the date first above written

[PLACEMENT AGENT]


By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------



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